FOIA CONFIDENTIAL TREATMENT REQUESTED
PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED PURSUANT TO A REQUEST
FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION	Exhibit 10.4

UNCLASSIFIED

			1. CONTRACT ID CODE	PAGE 1 |PAGES 5
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REO. NO.		15. PROJECT NO. (If applicable)
P00040		See Block 16C	See Schedule
6. ISSUEQ BY	CODE	[**REDACTED**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**REDACTED**]
[**REDACTED**]			[**REDACTED**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)			9A. AMENDMENT OF SOLICITATION NO.
DIGITALGLOBE, INC. Attn: [**REDACTED**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9B. DATED (SEE ITEM 11)
			X	10A. MODIFICATION OF CONTRACT/ORDER NO. HM021013CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                      ☐ is extended.     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing

Items 8 and 15, and returning                                   copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT

THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by

virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTINGANDAPPROPRIATION DATA (If required) See Schedule	Net Increase:	[**REDACTED**]
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANTTOTHEAUTHORITYOF FAR43.103(b).

C. THIS SUPPLEMENTALAGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X	D. OTHER (Specify type of modification and authority) Incremental Funding IAW Paragraph B.l0 and Supplemental Agreement IAW FAR 43 .103(a) (3)
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return copies to the issuing office.

 14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:  31-1420852

DUNS Number:    789638418

The purpose of this modification is to (1) Provide incremental funding in the amount of

[**REDACTED**] under contract line item (CLIN) 0601, Service Level Agreement for Pixel & Imagery Acquisition/ Operations (Baseline Collection Capacity); and (2) Update government property tracking and reporting requirements (updated Special Contract Requirement H.13 and FAR 52.245-1, and new DFARS clauses DFARS 252.245-7001, 252.245-7002, 252.245-7003, 252.245-7004 and 252.211-7003) at no additional cost (reference NGA email dated 09-February-2017 and DigitalGlobe email dated 08-March-2017). The total funding obligated under the contract increases by [**REDACTED**] from [**REDACTED**] to [**REDACTED**].

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**REDACTED**]
15B. CONTRACTOR/OFFEROR	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA [**REDACTED**]	16C. DATE SIGNED
[**REDACTED**]	[**REDACTED**]		[**REDACTED**]
(Signature of person authorized to sign)

NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-B3) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00040	PAGE	OF
		2	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

The estimated CLIN 0601 Service Level Agreement funds exhaustion date is 01-June-2017.

The total value of the Contract remains unchanged.

1.  Under Section B, Supplies or Services and Prices/Costs, Paragraph B.7 Total Contract Price/Total Contract Funding, (change pages 22 and 23 are attached hereto):

a.  CLIN Series 0600, Contract Year 7:

(1)  Under CLIN 0601, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**]to [**REDACTED**]. The Maximum Total Price column is unchanged.

(2)  Under Subtotal Contract Year 7, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price column is unchanged.

b.  Under Total Contract Value with Options, the Obligated Amount column is increased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Unfunded Amount column is decreased by [**REDACTED**] from [**REDACTED**] to [**REDACTED**]. The Maximum Total Price column is unchanged.

2.  Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, the table is revised to reflect the [**REDACTED**] obligation under existing CLIN 0601 informational Sub-CLIN 060104 and new informational SubCLIN 060105. Change page 34a is attached hereto.

3.  Under Section H, Special Contract Requirements, Special Contract Requirement H.13, NGA:5X45.102-9000 Government Furnished Accountable Property (MAY 2003), is deleted and replace in its entirety with updated H.13, NGA: 5X52.45.102-9000 Management of NGA Government Property (NOV 2016). Change pages 41 and 42 are

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00040	PAGE	OF
		3	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

attached hereto. Pages 43 through 49a are attached hereto for repagination, with page 49b eliminated due to the repagination.

4.  Under Section I, Contract Clauses:

a.  Clause 1.16, FAR 52.245-9 USE AND CHARGES. (JUN 2007) is hereby updated to FAR 52.245-9 USE AND CHARGES. (JAN 2017). Change page 57 is attached hereto.

b.  The following new DFARS clauses are hereby added (change page 63 is attached hereto; page 62 is attached hereto for repagination):

(1)  New Clause 1.37, DFARS 252.245-7001 Tagging, Labeling, and Marking of Government-Furnished Property (APR 2012)

(2)  New Clause 1.38, DFARS 252.245-7002 Reporting Loss of Government Property (APR 2012)

(3)  New Clause 1.39, DFARS 252.245-7003 Contractor Property Management System Administration (APR 2012)

(4)  New Clause 1.40, DFARS 252.245-7004 Reporting, Reutilization, and Disposal (SEP 2016)

(5)  New Clause 1.41, DFARS 252.211-7003 Item Unique Identification and Valuation (MAR 2016)

5.  A revised Section A through Section J Table of Contents, pages 19 and 20, are attached hereto reflecting the repagination due to the above changes.

Delivery: 08/31/2017

Discount Terms:

Net 30

Delivery Location Code:

[**REDACTED**]

See Statement of Work

Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00040	PAGE	OF
		4	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
0601 060104 060105

Payment:

[**REDACTED**]

FOB: Destination

Period of Performance: 09/01/2013 to 08/31/2017

Change Item 0601 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - Service Level Agreement For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity). $300,000,000.00 per year

CLIN VALUE: [**REDACTED**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES, CHARTS, & GLOBES

Period of Performance: 09/01/2016 to 08/31/2017

Change Item 060104 to read as follows(amount shown is the obligated amount):

Commercial Satellite Imagery - SLA Funding.

CLIN VALUE: [**REDACTED**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Requisition No: NSX8G86295AS01, NSX8G86341AS11, NSX8G86362AS14, NSX8G87020AS15, NSX8G87072AS17

Accounting Info:

[**REDACTED**]

Funded:[**REDACTED**]

Accounting Info:

[**REDACTED**]

Funded: [**REDACTED**]

Period of Performance: 09/01/2016 to 08/31/2017

Add Item 060105 as follows:

Commercial Satellite Imagery - SLA Funding.

CLIN VALUE: [**REDACTED**]

Product/Service Code:   7640

Product/Service Description: MAPS, ATLASES,

CHARTS, & GLOBES

Continued ...

[**REDACTED**] [**REDACTED**] [**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00040	PAGE	OF
		5	5

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
Requisition No: NSX8G87072AS17 Accounting Info: [**REDACTED**] Funded: [**REDACTED**] Period of Performance: 09/01/2016 to 08/31/2017

G-1 Accounting and Appropriation Data

	[**REDACTED**]				Amount
	[**REDACTED**]				[**REDACTED**]
[**REDACTED**]
[**REDACTED**]
[**REDACTED**]
[**REDACTED**]
[**REDACTED**]
	[**REDACTED**]				[**REDACTED**]
[**REDACTED**]
	Total:				[**REDACTED**]

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00040

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

F.3	(U) CONSIGNEE AND ADDRESS	29
F.4	(U) PERSONAL DELIVERY	29
F.5	(U) PERIOD OF PERFORMANCE	29
F.6	(U) PLACE OF DELIVERY	30
F.7	(U) DATA DELIVERABLE	30
(U) SECTION G - Contract Administration Data		31
G.1	(U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR)	31
G.2	(U) NGA: 5X52.232-9000 SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(OCT 2015)	32
G.3	(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)	32
G.4	(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)(MOD)	32
G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)	33
G.6	(U) ACCOUNTING AND APPROPRIATION DATA	33
(U) SECTION H - Special Contract Requirements		35
H.1	(U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006)	35
H.2	(U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005)	36
H.3	(U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004)	37
H.4	(U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED)	38
H.5	(U) NGA: DISCLAIMER STATEMENT (SEP 2003)	39
H.6	(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)	39
H.7	(U) ORDERING PROCEDURES (CLIN Series 0x04)	39
H.8	(U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004)	40
H.9	(U) NON-PUBLICITY	40
H.10	(U) NGA: INSURANCE (SEP 2003)	41
H.11	(U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)	41
H.12	(U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)	41
H.13	(U) NGA: 5X52.45.102-9000 MANAGEMENT OF NGA GOVERNMENT PROPERTY (NOV 2016)	41
H.14	(U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)	42
H.15	(U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)	42
H.16	(U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013)	42
H.17	(U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION	43
H.18	(U) ORGANIZATIONAL CONFLICT OF INTEREST	43
H.19	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING	44
H.20	(U) WARRANTY	44
H.21	(U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL	44
H.22	(U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS	45
H.23	(U) NextView IMAGERY END USER LICENSE AGREEMENT	45
H.24	(U) EXERCISE OF OPTIONS	46
H.25	[**REDACTED**]	46
	[**REDACTED**]	47
	[**REDACTED**]	47
	[**REDACTED**]	47
H.33	(U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP	48
H.34	(U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013)	49
H.35	(U) SPECIAL TERMS AND CONDITIONS FOR INTERIM PAYMENTS, LINE ITEM 0408 - MILESTONE EVENT AND AMOUNT	49
(U) SECTION I - Contract Clauses		50
I.1	(U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996)	50

Contract Page 19 of 64

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WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00040

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I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)	50
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)	50
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009)	50
I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009) - ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only)	50
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS. (APR 2010)	50
I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)	54
I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)	54
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)	55
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)	55
I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (DEC 2007)	55
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984)	55
I.13	(U) FAR 52.243-1 CHANGES - FIXED-PRICE. (AUG 1987)	55
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)	55
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)	57
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JAN 2017)	57
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)	58
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)	58
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)	58
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE. (DEC 1991)	58
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)	58
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)	58
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)	58
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)	58
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)	59
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)	59
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	59
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)	59
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS. (NOV 1995) (Applicable to CLIN Series 0x06) *	61
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) (Applicable to CLIN Series 0x06) *	61
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION. (MAY 2006)	61
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)	62
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)	62
I.34	(U) SUBCONTRACTING REPORTING SYSTEM	62
I.35	(U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)	62
I.36	(U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)	63
I.37	(U) DFARS 252.245-7001 Tagging, Labeling, and Marking of Government-Furnished Property (APR 2012)	63
I.38	(U) DFARS 252.245-7002 Reporting Loss of Government Property (APR 2012)	63
I.39	(U) DFARS 252.245-7003 Contractor Property Management System Administration (APR 2012)	63
I.40	(U) DFARS 252.245-7004 Reporting, Reutilization, and Disposal (SEP 2016)	63
I.41	(U) DFARS 252.211-7003 Item Unique Identification and Valuation (MAR 2016)	63
(U) SECTION J - List of Documents Exhibits and Other Attachments		64

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HM0210-13-C-N002-P00040

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0402	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0403	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0404	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0405	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0406	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0408	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 5	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0500
0501	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0502	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0503	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0504	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0505	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0506	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0508	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0509	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 6	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0600
0601	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0602	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0603	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0604	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0605	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0606	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0608	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0609	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 7	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0700
0701	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0702	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0703	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0704	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0705	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0706	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 8	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0800
0801	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0802	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0803	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0804	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0805	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

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This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0806	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 9	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0900
0901	$300,000,000.00	[**REDACTED**]	[**REDACTED**]
0902	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0903	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0904	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0905	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0906	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 10	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Total Contract Value with Options	$2,587,780,000.00	[**REDACTED**]	[**REDACTED**]

B.8        (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9        (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)        OPTION PERIODS

B.10      (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U)    The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data under a SLA from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work, and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**REDACTED**]	$250,000,000.00
[**REDACTED**]	Option CLIN 0401 (Contract Year 5) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**REDACTED**]	$300,000,000.00

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Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]

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H.10      (U) NGA: INSURANCE (SEP 2003)

(U) Pursuant to FAR 52.228-5, Insurance - Work on a Government Installation, the contractor shall acquire and maintain during the entire performance period of this contract, insurance of at least the following kinds and minimum amounts as set forth below:

(a) (U) Workman's Compensation and Employer's Liability Insurance: In accordance with amounts specified by the laws of the state in which the work is to be performed under this contract. In the absence of such state laws, an amount of $100,000 shall be required and maintained.

(b) (U) General Liability Insurance: Bodily injury liability in the minimum amount of $500,000 per occurrence.

(c) (U) Automobile Liability Insurance: In the amounts of at least $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage.

(d) (U) Aircraft public and passenger liability when aircraft are used in connection with performing the contract: $200,000 per person and $500,000 per occurrence for bodily injury other than passenger liability, and $200,000 per occurrence for property damage. Coverage for passenger liability and bodily injury shall be $200,000 multiplied by the number of seats or passengers, whichever is greater.

(U) Execution of this proposal/contract shall constitute certification that the contractor is in compliance with all contractual requirements and any applicable State or Federal laws with respect to insurance requirements.

H.11      (U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)

(U) The rules and regulations, whether in effect now or to go into effect in the future, at the premises where services are to be performed shall apply to the Contractor and its employees while working on the premises. These regulations include, but are not limited to: presenting valid identification for entrance, smoking restrictions, obtaining and using vehicle passes for all contractor-owned and/or privately owned vehicles, obeying posted directives, strict adherence to security and/or police directives, and safety procedures and directives.

H.12      (U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)

(a) (U) The government intends to use the consultant contractor(s) listed below for technical and review services during the term of this contract. Although the contractor(s) shall not have the right to provide technical direction, they may attend technical reviews, participate in technical interchange meetings, witness production, and provide test and inspection support, and other related services such as cost-risk-schedule trade-off analysis. The contractor(s) will require access to program- related facilities and documentation including administrative or business information such as cost information.

(b) (U) Contractor business or proprietary data shall not be made available to the consultant contractor(s) until a protective agreement(s) are executed between the consultant and the prime contractor and any necessary sub-contractors, and evidence of such agreement(s) is made available to the Government.

(c) (U) It is expressly understood that the operation of this clause will not be the basis for an equitable adjustment.

(d) (U) Contractors providing consulting services are:

[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

H.13      (U) NGA: 5X52.45.102-9000 MANAGEMENT OF NGA GOVERNMENT PROPERTY (NOV 2016)

(U) Government Furnished Accountable Property (Contract Attachment 3, Government Furnished Property List)

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(U) Management of NGA Government Property

(a)  (U) Definitions

(1)    (U)  GOVERNMENT PROPERTY IN THE POSSESSION OF CONTRACTORS (PIPC) is property to which the Government has title, is in the possession of a contractor or subcontractor for use in contract performance, and is managed in the NGA Total Asset Management (TAM) system.

(2)    (U) NGA TOTAL ASSET MANAGEMENT (TAM) SYSTEM is the enterprise system for property accountability, stewardship, financial reporting, IT service management, configuration management, and certification and accreditation purposes. The NGA TAM System includes the NGA PeopleSoft Asset Management System, NGA Enterprise instance of Remedy, and other business systems that interface, connect, provide, or receive asset and asset-related information for the enterprise TAM solution.

(b)  (U) Contractor Responsibilities.

(1)     (U) PIPC

(i)    (U) The Contractor shall manage PIPC in the NGA TAM System.

(ii)   (U) The Contractor shall designate an Asset Custodian to manage PIPC in the NGA TAM system.

(2)     (U) Government-Furnished Property (GFP)

(i)    (U) The Contractor shall physically inventory all NGA GFP in its possession on an annual basis. Personnel who perform the physical inventory must not be the same individuals who maintain the property records or have custody of the property unless the Contractor’s operation is too small to do otherwise.

(ii)   (U) The Contractor shall report inventory results to [**REDACTED**] to update the NGA TAM System for each contract and subcontract that involves GFP.

(c)  (U) Government Responsibilities.

(1)  (U) The NGA Security and Installation Operations Directorate, Installation Operations Office, Policy and Programs Division (SIOP) shall perform the property administration functions described in FAR 42.302(a)(27).

(2)  (U) The Government shall provide instruction on the use of the NGA TAM System.

(3)  (U) The Government shall designate a Program Asset Manager to perform receipt and acceptance on behalf of the Government for property managed in the NGA TAM System.

H.14      (U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)

(U) This contract is sponsored by the National Geospatial-Intelligence Agency. All work and services to be performed hereunder shall be in strict compliance with procedures set forth in DoDI 5240.1-R.

H.15      (U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)

(U) While NGA continues to transform its processes and systems for the geospatial intelligence (GEOINT) mission, the Agency will soon begin an even more visible change: consolidating its Eastern facilities. In accordance with the Department of Defense Base Realignment and Closure (BRAC) actions that became law in November 2005, NGA will consolidate Eastern operations in the Springfield, Virginia area on Fort Belvoir North Area by September 15, 2011. As NGA moves to this New Campus East, it will close its primary sites in Bethesda, Reston, and the Washington Navy Yard, in addition to relocating smaller NGA functions.

H.16      (U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013)

(H.16 is only applicable to personnel on site at a Government facility.)

(a) (U) The National Geospatial-Intelligence Agency observes the following days as Federal holidays

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This Table is UNCLASSIFIED
New Year's Day	January 1st
Martin Luther King's Birthday	3rd Monday in January
Presidents Day	3rd Monday in February
Memorial Day	Last Monday in May
Independence Day	July 4th
Labor Day	1st Monday in September
Columbus Day	2nd Monday in October
Veterans Day	November 11th
Thanksgiving Day	4th Thursday in November
Christmas Day	December 25th
Inauguration Day (Washington DC Metropolitan Area only)	January 20th of each fourth year after 1965
Any other day designated by Federal law, Executive Order, or Presidential Proclamation.

(U) (b) When any such holiday falls on a Saturday or Sunday, the following Monday is observed.

(U) (c) Contractor personnel are not prohibited from performing work on a holiday, unless the labor category is not authorized to work as negotiated in the contract. The following list identifies the labor categories that are not authorized to perform work on a holiday based on negotiated terms. Labor categories included on this list are expected to complete their workday as scheduled when NGA government employees are authorized early release prior to a holiday (e.g. two hour early release) or other such benefit that applies to NGA government employees only.

LABOR CATEGORY: All labor categories are authorized to perform work on a holiday.

(U) (d) If the Contractor’s personnel work on a holiday, no form of holiday, premium or differential compensation is an allowable cost under the Contract unless another clause in the Contract explicitly authorizes work on holidays and for the time period covered by the special compensation.

(U) (e) When Federal employees working in an NGA facility are authorized a delayed arrival, released early or excused in bulk from work, the Contractor may authorize its personnel whose normal workplace is in that facility: (1) to continue working in the facility (unless prohibited by the NGA Facility Site Manager); (2) to work at alternate work locations; or (3) to refrain from performing services during that period of time; as long as any work performed does not result in the incurrence of any form of holiday, premium or differential compensation, or additional costs for alternate work locations to be reimbursed by the Government as a direct or non-nominal indirect cost. Such costs are not allowable under the Contract. Further, when services are not performed (e.g., a contractor employee takes leave) the non-working hours are not allowable as a direct charge under the Contract.

H.17      (U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION

(U//FOUO) The association of the Government with the Contractor is unclassified in accordance with Contract Attachment 2, DD Form 254. The maximum work to be performed is classified Top Secret/SCI. The maximum classification of reports is classified Top Secret/SCI. The maximum classification of hardware is classified Top Secret/SCI. This classified information shall be divulged only on a need to know basis, and then only to those who have been authorized in writing by the Contracting Officer. Correspondence originated by the Contractor and/or data to be submitted, the contents of which contain classified information shall be stamped by you with the appropriate classification in accordance with Contract Attachment 2, DD Form 254.

H.18      (U) ORGANIZATIONAL CONFLICT OF INTEREST

(a) (U) The term "organizational conflict of interest" means that because of other activities or relationships with other  persons, a person is unable to or potentially unable to render impartial assistance or advice to the Government, or the person's objectivity in performing the contract work is or might be otherwise impaired, or a person has an unfair competitive advantage. The term "person" includes a business organization.

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(b) (U) If the Contractor is aware of any information bearing on any existing or potential organizational conflict of interest, it shall provide a disclosure statement which describes all relevant information concerning any past, present, or planned  interests bearing on whether it (including its chief executives and directors, or any proposed consultant or subcontractor) may have an existing or potential organizational conflict of interest.

(c) (U) Contractors should refer to FAR Subpart 9.5 for policies and procedures for avoiding, neutralizing, or mitigating organizational conflicts of interest.

(d) (U) If the Contracting Officer determines that a conflict exists or may occur, he shall advise the Contractor and take appropriate steps to avoid or otherwise resolve the conflict through the inclusion of a special agreement clause or other appropriate means. The terms of any special clause are subject to negotiation.

H.19      (U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING

[**REDACTED**]

H.20      (U) WARRANTY

(U) The Contractor provides a limited warranty for 30 days that the Products delivered will be of the area of interest ordered and the media used to carry the Products will be free from physical or material defects. The Contractor’s sole liability shall be to replace the media if the media (not the software or data encoded thereon) is defective and NGA returns such to the Contractor within 30 days of delivery. WITH THE EXCEPTION OF THE PROCEEDING WARRANTY, AND IRRESPECTIVE OF ANY OTHER TERM IN THIS CONTRACT TO THE CONTRACT, THE PRODUCTS ARE PROVIDED WITHOUT WARRANTY OF ANY KIND, AND ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE DISCLAIMED. THE CONTRACTOR DOES NOT WARRANT THAT THE PRODUCTS WILL MEET NGA’S NEEDS OR EXPECTATIONS, OR THAT OPERATIONS OF THE PRODUCTS WILL BE ERROR FREE OR UNINTERRUPTED. NO INFORMATION PROVIDED BY THE CONTRACTOR OR ITS AGENTS, EMPLOYEES, OR ITS RESELLERS OR DISTRIBUTORS SHALL CREATE A WARRANTY, OR IN ANY WAY INCREASE THE SCOPE OF THIS LIMITED WARRANTY, AND NGA IS NOT ENTITLED TO RELY ON ANY SUCH INFORMATION. Nothing in this clause impacts the Government’s rights under the inspection and acceptance clauses of this contract.

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H.21      (U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL

(U) The Contractor shall comply with the restrictions required by Executive Order 12470, the Arms Export Control Act (Title 22, USC)(Sec 275), the International Traffic in Arms Regulation (ITAR), or DoD directive 5230.25, Withholding of Unclassified Technical Data from Public Disclosure.

(U) The Contractor shall provide the Contracting Officer the identity of foreign nationals (other than those lawfully admitted into the U.S. for permanent residence) whom the Contractor intends to use in support of this contract for Government review no less than 30 calendar days prior to their proposed start. If the contractor determines an applicable ITAR exemption requires action by the Government, including but not limited to 22 CFR 125.4(b)(1), the exemption request shall be provided with submittal of the name. Only foreign nationals approved in writing by the Contracting Officer shall be permitted to work on this contract.

H.22      (U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS

(a) (U) In support of emergencies, disasters, and humanitarian efforts, the NGA may disseminate and/or post on open web sites imagery licensed under this contract regardless of whether the recipients are within the NextView license user groups. The imagery will contain the copyright notice and the NextView license notice. After 30 days, the imagery will be handled in accordance with the NextView license.

(b) (U) The contractor will be given notice within 24 hours after the start of the dissemination/posting of imagery under the authority of this clause.

(c) (U) If the contractor does not believe the situation constitutes an emergency, disaster, or humanitarian effort, the contractor has 24 hours after receiving notice to object to the dissemination/posting of the imagery under the authority of this clause. If the parties cannot reach agreement, the matter will be resolved in accordance with the Disputes Clause and the other terms and conditions of this contract.

H.23      (U) NextView IMAGERY END USER LICENSE AGREEMENT

a. (U) General Terms

1.   (U) This clause applies to all unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data licensed under this Contract. No other clauses related to intellectual property or data rights of any sort shall have any effect related to the unprocessed sensor data and requirements- compliant processed imagery, imagery services, imagery-derived products and imagery support data delivered under this Contract.

2.   (U) All license rights for use of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data provided to the U.S. Government purchased under this NGA contract are in perpetuity.

3.   (U) Licensed users may generate an unlimited number of hardcopies and softcopies of the unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data for their use.

4.   (i) (U) Licensed users may generate any derived product from the licensed unprocessed sensor data; and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data.

(ii) (U) Unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery- derived products and imagery support data licensed under this NGA contract have no restrictions on use and distribution, but shall contain the copyright markings.

b. (U) Licensed Users

1.   (U) The imagery may be used by the U.S. Government (including, all branches, departments, agencies, and offices).

2.   (U) The U.S. Government may provide the imagery to the following organizations:

State Governments

Local Governments

Foreign Governments and inter-governmental organizations

Non-Governmental Organization's (NGO) and other non-profit organizations

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3.   (U) In consideration for the flexibility afforded to the U.S. Government by allowing unprocessed sensor data and requirements-compliant processed imagery, imagery services, imagery-derived products and imagery support data to be shared, the United States Government shall use its reasonable best efforts to minimize the effects on commercial sales. Acquisition and dissemination of imagery and imagery products collected within the United States shall be restricted in accordance with law and regulation.

H.24      (U) EXERCISE OF OPTIONS

a. (U) The Government has the unilateral right to exercise any option under this contract by a contract modification signed by the Contracting Officer. The Government may exercise from time to time some or all the option CLINs. An option will be exercised by issuance of a modification prior to the end of the current contract period. [**REDACTED**].

b. (U) If exercised, Option CLINs 0301, 0401, 0501, 0601, 0701, 0801, and 0901, SLA for Pixel & Imagery Acquisition

/Operations (Baseline Collection Capacity) will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised. The Option level exercised by the Government will dictate the capacity of the DigitalGlobe constellation.

c. (U) [**REDACTED**]

d. (U) [**REDACTED**]

e. (U) If exercised, Option CLINs 0304, 0404, 0504, 0604, 0704, 0804, and 0904 Value-Added Products and Services will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

f. (U) If exercised, Option CLINs 0305, 0405, 0505, 0605, 0705, 0805, and 0905 Physical Media Delivery will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

g. (U ) If exercised, Option CLINs 0306, 0406, 0506, 0606, 0706, 0806, and 0906 System Engineering Services Support will be exercised not later than the last day of the base period or not later than the last day of the subsequent option period, as appropriate. The Government may exercise the Options under these CLINs only if the preceding Option CLIN was exercised.

[**REDACTED**]

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Entire page [**REDACTED**]

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H.33      (U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP

[**REDACTED**]

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[**REDACTED**]

H.34      (U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013)

(H.34 is only applicable to personnel on site at a Government facility.)

(U) (a) An NGA facility may be closed down for all or a portion of a business day(s) as a result of:

1)  Failure of Congress to appropriate funds, resulting in a government shutdown and furlough of government personnel;

2)  Actual Continuity of Operations (COOP) or COOP training exercises;

3)  Severe weather;

4)  Unplanned events; or

5)  Any other reason deemed appropriate by the D/NGA.

(U) (b) In specific reference to (a) 1, and notwithstanding any other provision of the Contract, in the event the Federal government is shutdown or NGA facilities are closed due to the failure of Congress to appropriate necessary funds for the continued performance of services under the Contract, the Contractor shall not perform services under the Contract unless notified by the NGA Senior Procurement Executive (SPE) that performance of services is authorized.

(U) (c) In specific reference to (a)2 through (a)5, the Contractor’s personnel may be authorized by the cognizant Contracting Officer or Contracting Officer’s Representative (COR) to work during a Government shutdown or closure as described in this clause, as long as any work performed does not result in the incurrence of any form of holiday, premium or differential compensation or additional costs for alternate work locations to be reimbursed by the Government as a direct or non-nominal indirect cost. Unless otherwise explicitly authorized by another clause, such costs are not allowable under the Contract. Further, when services are not performed (e.g., a contractor employee takes leave) the non-working hours are not allowable   as a direct charge under the Contract.

H.35      (U) SPECIAL TERMS AND CONDITIONS FOR INTERIM PAYMENTS, LINE ITEM 0408 - MILESTONE EVENT AND AMOUNT

(U) Payment Event and Amount. The interim payment events and payment amounts are as follows:

[**REDACTED**]

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Table is UNCLASSIFIED

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provisions of paragraph (b) through (d) of this clause will apply in like manner to the additional allotted funds and agreed substitute date, and the contract will be modified accordingly.

(e) (U) If, solely by reason of failure of the Government to allot additional funds, by the dates indicated below, in amounts sufficient for timely performance of the contract line item(s) identified in paragraph (a) of this clause, the Contractor incurs additional costs or is delayed in the performance of the work under this contract and if additional funds are allotted, an equitable adjustment will be made in the price or prices (including appropriate target, billing, and ceiling prices where applicable) of the item(s), or in the time of delivery, or both. Failure to agree to any such equitable adjustment hereunder will be a dispute concerning a question of fact within the meaning of the clause entitled "Disputes."

(f) (U) The Government may at any time prior to termination allot additional funds for the performance of the contract line item(s) identified in paragraph (a) of this clause.

(g) (U) The termination provisions of this clause do not limit the rights of the Government under the clause entitled "Default." The provisions of this clause are limited to the work and allotment of funds for the contract line item(s) set forth in paragraph (a) of this clause. This clause no longer applies once the contract is fully funded except with regard to the rights or obligations of the parties concerning equitable adjustments negotiated under paragraphs (d) or (e) of this clause.

(h) (U) Nothing in this clause affects the right of the Government to terminate this contract pursuant to the clause of this contract entitled "Termination for Convenience of the Government."

(i) (U) Nothing in this clause shall be construed as authorization of voluntary services whose acceptance is otherwise prohibited under 31 U.S.C. 1342.

(j) (U) The parties contemplate that the Government will allot funds to this contract in accordance with the following schedule: Quarterly by Government Fiscal Year.

I.32      (U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)

I.33      (U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)

I.34      (U) SUBCONTRACTING REPORTING SYSTEM

(U) In accordance with DoD Class Deviation 2008-O0008 dated 12 Feb 2009, as stated in DFARS 219.708(b)(1)(B), the following clauses are authorized for use in lieu of the FAR and DFARS clauses. The full text of all the below Deviation Clauses may be obtained using the link to the Class Deviation provided at DFARS 219.708(b)(1)(B).

a. (U) In reference to FAR Clause provided at I.6, FAR 52.212-5(b)(11); 52.219-9, Small Business Subcontracting Plan (DEVIATION) applies in lieu of FAR Clause 52.219-9, Small Business Subcontracting Plan (APR 2008).

b. (U) In reference to DFARS Clause provided at I.27, 252.212-7001(c)(3); 252.219-7003, Small Business Subcontracting Plan (DoD Contracts)(DEVIATION) applies in lieu of 252.219-7003, Small Business Subcontracting Plan (DoD Contracts).

c. (U) In reference to DFARS Clause provided at I.27, 252.212-7001(c)(4); use 252.219-7004, Small Business Subcontracting Plan (Test Program) applies in lieu of 252.219-7004, Small Business Subcontracting Plan (Test Program) (AUG 2008).

d. (U) All the above clauses that apply are incorporated by reference.

I.35      (U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)

(a) A firm fixed price contract action is contemplated. The Contractor agrees to begin promptly negotiating with the Contracting Officer the terms of a definitive contract that will include (1) all clauses required by the Federal Acquisition Regulation (FAR) on the date of execution of the undefinitized contract action, (2) all clauses required by law on the date of execution of the definitive contract action, and (3) any other mutually agreeable clauses, terms, and conditions. The Contractor agrees to submit a fixed-price proposal and cost or pricing data supporting its proposal.

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HM0210-13-C-N002-P00040

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(b) The schedule for definitizing this contract action is as follows:

Planned Date
Change Order Executed
Request For Proposal/Engineering Change Proposal Issued
Qualifying Proposal Received
Negotiation Start Date
Change Order Definitized

(c) If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)   After the Contracting Officer’s determination of price or fee, the contract shall be governed by:

(i)  All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed- price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)  All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii) Any other clauses, terms, and conditions mutually agreed upon.

(2)   To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d) The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed $             .

I.36      (U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a) In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $        dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $        dollars.

I.37      (U) DFARS 252.245-7001 Tagging, Labeling, and Marking of Government-Furnished Property (APR 2012)

I.38      (U) DFARS 252.245-7002 Reporting Loss of Government Property (APR 2012)

I.39      (U) DFARS 252.245-7003 Contractor Property Management System Administration (APR 2012)

I.40      (U) DFARS 252.245-7004 Reporting, Reutilization, and Disposal (SEP 2016)

I.41      (U) DFARS 252.211-7003 Item Unique Identification and Valuation (MAR 2016)

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